UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 21, 2012 (December 20, 2012)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Change of Control Severance Agreements

On December 20, 2012, Penn Virginia Corporation (the “Company”) entered into Amended and Restated Executive Change of Control Severance Agreements with H. Baird Whitehead, President and Chief Executive Officer, Nancy M. Snyder, Executive Vice President, Chief Administrative Officer and General Counsel, and Steven A. Hartman, Senior Vice President and Chief Financial Officer (the “Change of Control Agreements”). The Change of Control Agreements were amended to (i) modify the definition of the term “Change of Control” in the Change of Control Agreements to make a merger or consolidation of the Company a Change of Control upon the consummation of such merger or consolidation instead of upon shareholder approval of such merger or consolidation and (ii) clarify the treatment of unvested equity awards in the event of a Change of Control. The Change of Control Agreements will supersede the Company’s existing change of control agreements with Messrs. Whitehead and Hartman and Ms. Snyder. The Change of Control Agreements will not increase the amounts reported in the Company’s 2012 Proxy Statement as payable to Messrs. Whitehead and Hartman and Ms. Snyder in connection with a Change of Control.

Copies of the Change of Control Agreements are filed as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Change of Location Severance Agreement

On December 20, 2012, the Company entered into an Amended and Restated Change of Location Severance Agreement with Nancy M. Snyder, Executive Vice President, Chief Administrative Officer and General Counsel (the “Change of Location Agreement”). The Change of Location Agreement was amended to clarify the treatment of Ms. Snyder’s unvested equity awards in the event of a relocation event which gives rise to a termination of Ms. Snyder’s employment. The Change of Location Agreement will supersede the existing change of location agreement. The Change of Location Agreement will not increase the amounts reported in the Company’s 2012 Proxy Statement as payable to Ms. Snyder in connection with a change of location event.

A copy of the form of Change of Location Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines

On December 20, 2012, the Compensation and Benefits Committee (the “C&B Committee”) of the Board of Directors of the Company amended the Penn Virginia Corporation 2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines (the “Incentive Award Guidelines”) to amend the definition of “Drilling F&D Costs per Mcfe.”

A copy of the Incentive Award Guidelines, as amended, is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Executive Change of Control Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and H. Baird Whitehead.

10.2	Amended and Restated Executive Change of Control Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and Nancy M. Snyder.

10.3	Amended and Restated Executive Change of Control Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and Steven A. Hartman.

10.4	Amended and Restated Change of Location Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and Nancy M. Snyder.

10.5	Penn Virginia Corporation 2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Executive Change of Control Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and H. Baird Whitehead.

10.2	Amended and Restated Executive Change of Control Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and Nancy M. Snyder.

10.3	Amended and Restated Executive Change of Control Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and Steven A. Hartman.

10.4	Amended and Restated Change of Location Severance Agreement dated December 20, 2012 by and between Penn Virginia Corporation and Nancy M. Snyder.

10.5	Penn Virginia Corporation 2011 Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines.

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